Customer deposits	12 Months Ended
Dec. 31, 2017
Customer deposits [Abstract]
Customer deposits
13.	Customer deposits

Advances for real estate properties comprise of sales proceeds received from customers for the pre-sale of residential units in the PRC. Advances for real estate properties are typically funded up to 40% - 80% by mortgage loans made by banks to the customers. The Group holds certain cash balances in restricted cash accounts at the relevant banks (Note 2 (f)). The Group, in turn, has a right to withhold transfer of title to the customer until outstanding amounts are fully settled.

	December 31, 2016	December 31, 2017
	US$	US$
Advances for real estate properties	1,412,304,143	1,683,218,520
Add: (decrease)/ increase in revenue recognized in excess of amounts received from customers	(16,222,702)	76,399,991
Less: recognized as progress billings (Note 4)	(1,245,536,188)	(1,321,276,798)

Customer deposits (Note 2(h),2(n))	150,545,253	438,341,713